SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 13, 2000
                                                        ------------------

                                EDG CAPITAL, INC.
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             (Exact name of registrant as specified in its charter)

         NEW YORK                    33-37674-NY             11-3023098
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

                 700 Stewart Avenue, Garden City, New York 11530
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (516) 222-7749
                                                   --------------

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

            This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by EDG Capital, Inc., a New York corporation (the "Company"), on September 19, 2000 solely to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Items 7(a)(1) and 7(b)(1), respectively, as permitted by Items 7(a)(4) and 7(b)(2), respectively.

ITEM 7. Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired.

            Attached are the following financial statements of Isotope Solutions, Inc. (formerly Molecular Radiation Management, Inc.):

  Audited financial statements for the year ended December 31, 1999 (Revised):

      Report of Kurcias, Jaffe & Company
      Balance Sheet, December 31, 1999 (Revised)
      Statement of Income, Year Ended December 31, 1999 (Revised)
      Statement of Stockholders' Equity, Year Ended December 31, 1999 (Revised) Statement of Cash Flows, Year Ended December 31, 1999 (Revised)
      Notes to Financial Statements (Revised)
      Schedule 1 - Operating Expenses, Year Ended December 31, 1999 (Revised)

  Audited financial statements for the year ended December 31, 1998 (Revised):

      Report of Kurcias, Jaffe & Company
      Balance Sheet, December 31, 1998 (Revised)
      Statement of Income, Year Ended December 31, 1998 (Revised)
      Statement of Stockholders' Equity, Year Ended December 31, 1998 (Revised) Statement of Cash Flows, Year Ended December 31, 1998 (Revised)
      Notes to Financial Statements (Revised)
      Schedule 1 - Operating Expenses, Year Ended December 31, 1998 (Revised)

      (b) Pro Forma Financial Information.

            Attached are the following unaudited pro forma condensed consolidated financial statements that give effect to the acquisition by the Company of 100% of the outstanding capital stock of Isotope Solutions, Inc.:

      Introduction to Condensed Consolidated Proforma Financial Statements Condensed Consolidated Proforma Balance Sheet, June 30, 2000
      Condensed Consolidated Proforma Statement of Operations for the Six Months Ended June 30, 2000
      Condensed Consolidated Proforma Statement of Operations for the Year Ended December 31, 1999
      Notes to Condensed Consolidated Proforma Financial Statements

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger dated September 8, 2000 by and among the Company, EDG Capital, Inc., MRM Merger Sub, Inc. and Molecular Radiation Management, Inc. (previously filed).

                      MOLECULAR RADIATION MANAGEMENT, INC.
                                FINANCIAL REPORT
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1999
                                    (REVISED)

                      MOLECULAR RADIATION MANAGEMENT, INC.

                          INDEX TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999
                                    (REVISED)

                                                                          Page
                                                                          ----

Independent Auditors' Report                                              5 - 6

Balance Sheet                                                             7 - 8

Statement of Income                                                         9

Statement of Stockholders' Equity                                          10

Statement of Cash Flows                                                    11

Notes to Financial Statements                                            12 - 20

Schedule I - Operating Expenses                                            21

                          KURCIAS, JAFFE, & COMPANY LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Molecular Radiation Management, Inc.
Garden City, New York

                          Independent Auditors' Report

We have audited the accompanying balance sheet of Molecular Radiation Management, Inc. (a New York corporation) as of December 31, 1999 and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Molecular Radiation Management, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As further discussed in the notes to financial statements, certain changes in information resulting in a misstatement of previously reported financial statement accounts as of December 31, 1999 and for the year then ended were discovered by the management of the Company subsequent to the issuance of our review report on those financial statements dated March 8, 2000. Accordingly, the accompanying financial statements as of December 31, 1999 and for the year then ended have been restated to reflect the changes.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in Schedule I on page 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements.


Great Neck, New York
August 2, 2000 (except for the last
note of the notes to financial statements, which date is August 11, 2000)


                                       /s/ Kurcias, Jaffe & Company LLP
                                       Kurcias, Jaffe & Company LLP
                                       Certified Public Accountants

                      MOLECULAR RADIATION MANAGEMENT, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999
                                    (REVISED)

                                     ASSETS

Current Assets:
  Cash                                                  $  15,519
  Unexpired insurance                                       5,866
  Prepaid income taxes                                     19,154
  Management fee due from
    Stanley E. Order, M.D., P.C                           435,421
                                                        ---------

Total Current Assets                                                  $ 475,960

Property and Equipment (at cost):
  Furniture and fixtures                                   12,685
  Computer equipment                                       35,992
  Telephone equipment                                      19,169
                                                        ---------
                                                           67,846
  Less: accumulated depreciation                          (58,149)
                                                        ---------

Total Property and Equipment - net                                        9,697

Other Assets:
  Patents, net of accumulated
    amortization of $261                                    7,393
  Loan due from Mitchell E. Levine,
    M.D., P.C.                                                555
  Security deposits                                         2,694
                                                        ---------

Total Other Assets                                                       10,642
                                                                      ---------

Total Assets                                                          $ 496,299
                                                                      =========

                 See accompanying notes to financial statements.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999
                                    (REVISED)
                                   (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                         $ 70,007
  Accrued expenses                                              980
                                                           --------

Total Current Liabilities                                               $ 70,987

Stockholders' Equity:
  Common Stock, $.01 par value;
    200,000 authorized; 1,000
    shares issued and outstanding                                10
  Additional paid-in-capital                                399,995
  Retained earnings                                          95,307
                                                           --------
                                                            495,312
  Less: stock subscription receivable                       (30,000)
        treasury stock                                      (40,000)
                                                           --------

Total Stockholders' Equity                                               425,312
                                                                        --------

    Total Liabilities and Stockholders' Equity                          $496,299
                                                                        ========

                 See accompanying notes to financial statements.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                    (REVISED)

Management Fees                                                       $1,297,766

Operating expenses (Schedule I)                                        1,255,015
                                                                      ----------

Operating Income                                                          42,751

Other income:
  Forgiveness of debts                               $   18,280
  Interest                                                1,366
                                                     ----------

Total other income                                                        19,646
                                                                      ----------

Income before provision for depreciation
  and amortization and income taxes                                       62,397

Provision for depreciation and
  amortization                                                            16,456
                                                                      ----------

Income before provision for federal
  and state income taxes                                                  45,941

Provision for federal and state
  income taxes                                                            10,096
                                                                      ----------

Net Income                                                            $   35,845
                                                                      ==========

                 See accompanying notes to financial statements.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                           Additional    Retained
                             Common         Paid-in      Earnings
                              Stock         Capital      (Deficit)      Total
                            ---------      ---------     ---------    ---------

Beginning of year           $      10      $ 399,995     $  59,462    $ 459,467

Net income - for the
  year ended
  December 31, 1999                --             --        35,845       35,845
                            ---------      ---------     ---------    ---------

Subtotal                    $      10      $ 399,995     $  95,307      495,312
                            ---------      ---------     ---------    ---------

Less: stock subscription
       receivable                                                       (30,000)

      treasury stock                                                    (40,000)
                                                                      ---------

End of Year                                                           $ 425,312
                                                                      =========

                 See accompanying notes to financial statements.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                    (REVISED)

Cash flows provided (used) by operating activities:

  Net Income                                                           $ 35,845
                                                                       --------

  Adjustments to reconcile net income to net
    cash provided (used) by operating activities:
      Depreciation and amortization                                      16,456
  Changes in assets and liabilities:
  (Increase) decrease in:
      Management fee due from
       Stanley E. Order, M.D., P.C                                       56,184
      Prepaid income taxes                                              (12,578)
      Other loans receivable                                               (555)
      Security deposits                                                  (2,694)
   Increase (decrease) in:
      Accounts payable                                                  (33,370)
      Accrued expenses                                                      (43)
                                                                       --------

    Total adjustments                                                    23,400
                                                                       --------

  Net cash provided by operating activities                              59,245
                                                                       --------

Cash flows provided (used) by investing activities:

  Cash payments for the purchase of
    equipment                                                           (11,715)
  Cash payments for patent applications and
    patent assignments                                                   (7,654)
                                                                       --------

  Net cash (used) by investing activities                               (19,369)
                                                                       --------

Cash flows provided (used) by financing activities:

  Purchase of treasury stock                                            (40,000)
  Proceeds from issuance of common stock                                 10,005
                                                                       --------

  Net cash (used) by financing activities                               (29,995)
                                                                       --------

Net increase in cash and equivalents                                      9,881

Cash and equivalents, beginning of year                                   5,638
                                                                       --------

Cash and equivalents, end of year                                      $ 15,519
                                                                       ========
  Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Income Taxes                                                       $ 22,674

                 See accompanying notes to financial statements.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

Significant accounting policies and other matters

The following significant accounting policies and other matters are set forth to facilitate the understanding of data presented in the financial statements.

Organization and nature of operations

Molecular Radiation Management, Inc. (hereafter referred to as the "Company") was incorporated in New York State on January 28, 1997. From the time of its incorporation through December 1, 1997, the Company had no operations. The Company commenced operations in December 1997 when it entered into a management agreement with its initial client, Stanley E,. Order, M.D., P.C. (hereafter referred to as the "P.C."). The Company offers administrative and other services to health care providers in the New York metropolitan area, particularly Long Island. The Company's function is to help provide medical practice groups with office space and equipment, nonmedical personnel, administrative services, billing, consulting, receivables collection, regulatory compliance, and other nonmedical services. All of the Company's revenues for the year ended December 31, 1999 came solely from the P.C.. The P.C. is a medical practice that evaluates and treats cancer patients.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all investment instruments with a maturity of three months or less to be cash equivalents.

Concentration of credit risk

For the year ended December 31, 1999, the P.C. accounted for all of the Company's revenues. In addition, it accounted for all of the Company's accounts receivable as of December 31, 1999. Until December 31, 1999, the P.C. had been the Company's sole client. (reference is made to the note regarding the subsequent event - management agreement - Mitchell E. Levine, M.D., P.C.)

Cash accounts at one high quality bank may at times exceed federally insured limits of $100,000. The Company has not incurred any losses on these accounts. Management believes it is not exposed to any significant credit risk regarding these accounts.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Significant accounting policies and other matters (continued)

Property and equipment - at cost

Depreciation of property and equipment is provided for over the estimated useful lives of the related assets (5 to 7 years). Depreciation is computed by using either the straight line or modified accelerated cost recovery system (MACRS) methods. Depreciation is computed on the same basis for both financial statement and income tax purposes. Under provisions of Section 179 of the Internal Revenue Code, taxpayers can elect to expense (with certain limitations for loss years, etc.) up to $19,000 annually of depreciable business property acquired each year. The amount of depreciable business property taxpayers' can expense in the year of purchase under Section 179 will gradually increase from the current $19,000 to $25,000 by the year 2003. Depreciation expense for the year ended December 31, 1999 was $16,195. The Company elected to expense $11,715 of depreciable business property under Section 179 for the year ended December 31, 1999. The depreciation methods and estimated useful lives that are used by the Company are different than those prescribed under generally accepted accounting principles. This variance caused by using MACRS and Section 179 is not considered to be material.

Maintenance and repairs are charged to operations when incurred. When property and equipment are sold or otherwise disposed of, the asset and the related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Patent amortization

Legal fees incurred in connection with establishing and filing patents as well as legal fees incurred in reregistering patents assigned to the Company are being amortized on the straight line method over their remaining lives, ranging from 9 to 19 years. Amortization expense for the year ended December 31, 1999 was $261.

Long-lived assets

In March 1995, the FASB issued Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. The statement also addresses the accounting for long-lived assets that are expected to be disposed of. The Company adopted statement No. 121 as of January 1, 1999; its adoption has had no effect on the financial statements.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Significant accounting policies and other matters (continued)

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires the Company to disclose the estimated fair values of its financial instruments. Fair values generally represent estimates of amounts at which a financial instrument could be exchanged between willing parties in a current transaction other than in forced liquidation. The carrying amount of receivables and payables approximates fair value.

Fair value estimates are subjective and are dependent on a number of significant assumptions based on management's judgment regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. In addition, FAS 107 allows a wide range of valuation techniques, therefore, comparisons between entities, however similar may be difficult.

Income taxes

The components of the provision for Federal and State income taxes for the year ended December 31, 1999, is as follows:

            Federal income tax               $  5,796
            State income tax                    4,300
                                             --------

            Total                            $ 10,096
                                             ========

Marketing and business promotion

The Company's policy is to expense marketing and business promotion as incurred. Marketing and business promotion expense for the year ended December 31, 1999 was $79,703.

Allowance for doubtful accounts

The Company's management does not believe that it is necessary to record an allowance for doubtful accounts since the Company has historically collected all of its accounts receivable from the P.C. and has a security interest in the P.C.'s accounts receivable.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Restated retained earnings as of December 31, 1999 and net income for the year then ended

The Company's management has restated its net income and retained earnings in the accompanying December 31, 1999 financial statements from its previously issued December 31, 1999 reviewed financial statements dated March 8, 2000. The restatement was due to the following items:

Capitalization of certain legal fees
       relating to patent applications and
       patent assignments, net of amortization              $  7,393
     (Decrease) in prepaid income taxes                       (2,435)
     Decrease in accounts payable                              9,849
                                                            --------

Total increase to net income and
     retained earnings for the year ended
     December 31, 1999                                        14,807

Retained earnings, as previously reported                     80,500
                                                            --------

Retained earnings, as restated, December 31, 1999           $ 95,307
                                                            ========

Management agreement - Stanley E. Order, M.D., P.C.

On December 1, 1997, the Company entered into an exclusive, full service, thirty-year management agreement (the "agreement") with the P.C., expiring on November 30, 2027. The agreement provides for a fee, to be paid to the Company on a weekly basis, (including arrears). The amount of the fee is equal to the Company's cost to provide the services described below. In addition, the agreement also provides for a monthly fee which is subject to adjustment January 1, of each year and such adjustment shall be agreed upon mutually, each year, by the Company and the P.C.. If an understanding cannot be reached on a new monthly fee, then the fee shall be increased by the greater of 20% or the cost of living adjustment as determined by the U.S. Labor Department. For 1999, the monthly fee was $16,850. The monthly fee for 2000 has yet to be agreed upon.

The services the Company is to provide in exchange include, but are not limited to, treatment and laboratory space, furnishings and equipment, medical supplies and medicines, clerical non-medical services and staff, managerial and administrative services, consulting, and billing and collection. In addition, the Company also licenses to the P.C. several patents for treating solid tumor cancer.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Management agreement - Stanley E. Order, M.D., P.C. (continued)

Pursuant to the agreement, the Company maintains a security interest in all of the P.C.'s accounts receivable for the full and timely payments of all amounts owed to the Company by the P.C.. As of December 31, 1999, the management fee due under the agreement totaled $435,421.

The contract may be terminated by either party due to non-compliance of the terms under the agreement. However, the agreement contains certain non-competition and restrictive covenants against the P.C. if the agreement is terminated, regardless of any reason.

The agreement also allows the Company to purchase the P.C. for $100 should it ever become lawful for the Company to acquire and operate the medical practice of the P.C.

Working capital advances to the P.C., as outlined in the agreement bear interest at a rate of 8.5 percent and have no specific due date. There were no working capital advances at or for the year ended December 31, 1999.

Key man life insurance

The Company is the owner and beneficiary of a $2,000,000 face value term life insurance policy on Dr. Stanley E. Order.

Stanley E. Order, M.D. - physician's employment contract with Stanley E. Order, M.D., P.C.

On January 1, 1998, the P.C. entered into a three year employment agreement, expiring on December 31, 2000, with its sole stockholder and president, Stanley
E. Order, M.D.. This agreement was amended and modified on January 1, 2000 and expires on December 31, 2003.

The original agreement provided for an annual salary of $300,000 to be paid to Dr. Order. Subsequently, beginning January 1, 2000, the agreement was modified to an annual salary of $180,000 based on a three day work week. Dr. Order had been working 4 days a week through December 31, 1999. In addition, Dr. Order received a $100,000 signing bonus. Moreover, per the agreement, the P.C. is to maintain for the benefit of Dr. Order, medical malpractice insurance coverage under primary and excess policies with respect to all patients seen on behalf of the practice, with coverage of at least $1 million per event and $3 million in the aggregate. Present coverage is $5 million per event and $7 million in the aggregate. Other compensation that the P.C. is to provide to Dr. Order, under the agreement, includes various employee benefits.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Stanley E. Order, M.D. - physician's employment contract with Stanley E. Order, M.D., P.C. (continued)

In exchange for the above compensation package, Dr. Order is to practice medicine and conduct research in the field of oncological radiology and to care for and treat patients of the practice. Dr. Order is to work on a full time basis of three days per week.

The agreement also contains certain covenants for Dr. Order not to compete for a period of one year to be applied after either the expiration or termination of the agreement. In addition, this contract may be terminated by either party, prior to its expiration, for reasonable cause such as the loss of the physician's license by Dr. Order.

Wayne S. Court, M.D. - physician's employment contract with Stanley E. Order, M.D., P.C.

On July 15, 1998, the P.C. entered into a one-year employment agreement, which expired on July 14, 1999, with Wayne S. Court, M.D. This agreement has similar terms to Dr. Order's employment agreement with the P.C. (reference is made to the note regarding Physician's employment agreement with Dr. Stanley E. Order, M.D., P.C.). However, this agreement provides for an annual salary of $250,000 to be paid to Dr. Court. In addition, the agreement provides for an annual bonus of up to $150,000 to be paid to Dr. Court. Such bonus is to be determined annually by the Board of Directors. Furthermore, Dr. Court is to be employed on a full time basis of five days per week. Present malpractice insurance coverage on Dr. Court is $1 million per event and $3 million in the aggregate. This contract is currently on a month to month basis and has yet to be formally renewed.

Treasury stock

Treasury stock of $40,000 is shown at cost, and at December 31, 1999 consisted of 50 shares of common stock. Subsequently, on June 27, 2000, the Company purchased back 50 more shares of common stock for forgiveness of a $10,000 stock subscription receivable from a former shareholder (reference is made to the note regarding stock subscription receivable). Then on June 30, 2000, the Company sold 50 shares of treasury stock to certain existing shareholders for $20,525.

Office lease

The Company presently has a month to month lease.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Stock subscription receivable

The stock subscription receivable of $30,000 as of December 31, 1999, includes receivables from various stockholders. These receivables were due in full to the Company by July, 1, 1999. Accordingly, $30,000 was past due as of December 31, 1999.

All stock certificates have been issued to their respective shareholders as of December 31, 1999.

Subsequently, on June 27, 2000, the Company forgave a $10,000 stock subscription receivable from a former shareholder in exchange for 50 shares of the Company's own common stock (reference is made to the note regarding treasury stock).

Patents

The Company presently has two patents registered to it; "Radioactive Cisplatin in the Treatment of Cancer", patent number 6074626 which expires 3-19-2119; and "Modification of Solid Tumors by Macroaggregated Albumin to Increase Radioactive Receptor Ligans For Tumor Dose", patent number 5424288 which expires 6-13-2009. The Company leases the use of these patents to Stanley E. Order M.D., P.C. by way of the monthly fee charged to the P.C. (reference is made to the note regarding the management agreement with Stanley E. Order, M.D., P.C.). The Company is also presently leasing these patents to Mitchell E. Levine, M.D., P.C. on a month to month basis. The former patent became effective on 6-13-00. The latter patent was obtained by assignment from Dr. Stanley E. Order, M.D. during 1998.

The Company is presently securing an assignment from Dr. Order of an existing patent, "Method of Compositions for Delivering Cytotoxic Agents to Cancer", patent number 5538726.

Year 2000 date problem

Many computerized systems use only two digits to record the years in date fields (for example, the year 1999 is recorded as 99), such systems may not be able to process dates accurately in the year 2000 and thereafter. The effect of this problem may vary from system to system and may adversely affect an entity's operations as well as its ability to prepare financial statements.

The Company cannot presently determine the effect, if any, of the above Year 2000 problem on their computer systems, applications and operations. However, the Company believes that it has prepared adequately to minimize any such effects.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Subsequent event-management agreement - Mitchell E. Levine M.D., P.C.

On January 1, 2000, the Company entered into an exclusive, full service, thirty year management agreement (the "agreement") with Mitchell E. Levine, M.D., P.C. (hereafter referred to as the "MEL P.C."). MEL P.C. specializes in Neuro-Surgery and Neuro-Oncology. The agreement provides for a weekly fee to be paid to the Company. The amount of the fee is equal to the Company's cost to provide the services described below. In addition, the agreement also provides for a monthly fee. This fee is subject to adjustment January 1, of each year under the agreement and such adjustment shall be agreed upon mutually, each year, by the Company and MEL P.C.. If an understanding cannot be reached on a new monthly fee, then the fee shall be adjusted by the following two factors: (a) the cost of living adjustment as determined by the U.S. Labor Department and (b) the Company's reasonable evaluation as to the costs associated with any increase in time, effort, manpower, supplies, etc. required to be provided to MEL P.C. by the Company. For 2000, the initial monthly fee has been set at $1,500 per month.

The services the Company is to provide in exchange include, but are not limited to, treatment and laboratory space and furnishing, medical equipment and supplies, medicines, office supplies, clerical non-medical services and personnel, managerial and administrative services, consulting services, billing and collection services. In addition, the Company also grants and licenses to MEL P.C., use of its trade name and logo as well as the right to use several patents for treating solid tumor cancer.

The agreement also outlines terms for any working capital advances made to MEL P.C..

Pursuant to the agreement, the Company maintains a security interest in all of MEL P.C.'s accounts receivable for the full and timely payments of all amounts owed to the Company by MEL P.C.

The agreement may be terminated by either party due to non-compliance of the terms under the agreement. However, the agreement contains certain non-competition and restrictive covenants against MEL P.C. if this agreement is terminated, regardless of reason.

The agreement also allows the Company to purchase 50% of MEL P.C. for $100 should it ever become lawful for the Company to acquire and operate the medical practice of MEL P.C.

Presently, Mitchell E. Levine, M.D. does not have a written employment contract with MEL, P.C., devotes only part time employment with MEL P.C., and is required to maintain his own malpractice insurance. Operations of MEL P.C. commenced January 1, 2000.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                    (REVISED)

                                   (CONTINUED)

Subsequent event - stockholders loans / purchase of stock

On June 30, 2000, certain stockholders made loans to the Company totaling $129,475. These loans are payable in full by the Company to the respective stockholders on November 30, 2000 with interest at a rate of twelve percent (12%) per annum and shall accrue from July 1, 2000 to November 30, 2000. In addition, these same shareholders also purchased 50 shares of treasury stock in the aggregate for a total of $20,525 (reference is made to the note regarding treasury stock).

Subsequent event - management agreement - New York Medical Oncology P.C.

The Company entered into a thirty year full-service management agreement with New York Medical Oncology, P.C. ("NYM") (name is awaiting final approval) which will be effective September 1, 2000. The management fee terms of the agreement are substantially the same as the terms of the management agreement with Mitchell E. Levine, M.D., P.C. (reference is made to the note regarding the management agreement with Mitchell E. Levine, M.D., P.C.). The initial monthly fee effective September 1, 2000 has not yet been established.

The agreement also allows the Company to purchase 95% of this P.C. for $100 should it ever become lawful for the Company to acquire and operate a medical practice.

Pursuant to this agreement, NYM has agreed to employ Dr. Ira Braunschweig for the period September 1, 2000 to August 31, 2002, unless sooner terminated by either party as further stipulated in the agreement. Dr. Braunschweig shall receive an annual base salary of $150,000. In addition, Dr. Braunschweig shall receive an annual productivity bonus based on a stipulated formula which will be capped at $75,000 and $150,000 for the first and second employment year, respectively. Certain other fringe benefits for Dr. Braunschweig are obligated under the agreement.

Subsequent event - private placement/merger and subsequent name change

As of August 11, 2000, the Company, through a private placement agent (G-V Capital Corp.), is attempting to merge into EDG Capital, Inc. ("EDG"), a publicly held shell company. The intent of the placement is as follows: EDG, which has 242,500 shares outstanding is to have a 2.57315 for 1 forward stock split which will result in 623,989 shares outstanding. In addition, the Company's current shareholders will receive 7,440,000 shares of the newly merged entity. The newly merged entity will have a private placement offering of 2,231,866 shares at an offering price of $.8065 per share ($1,800,000) and the placement agent (G-V Capital Corp.) shall receive commissions in the amount of five percent (5%) of the aggregate offering price of the shares sold and 104,000 shares of the newly merged entity.

The newly merged entity plans to rename itself Isotop Solutions, Inc. ("ISI") when all is completed. In addition, it is intended that ISI will have an employee stock option plan for 12% of the total initial outstanding shares.

                      MOLECULAR RADIATION MANAGEMENT, INC.
                         SCHEDULE 1 - OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                    (REVISED)

Medical supplies, medical equipment
  rental and medicines                                                $  497,599
Chief Executive Officer's salary                                         200,000
Chief Operating Officer's salary                                          86,979
Other salaries                                                            97,415
Payroll taxes                                                             22,560
Rent                                                                      49,808
Office equipment and furniture rental                                      4,359
Professional fees                                                         26,607
Marketing and business promotion                                          79,703
Cleaning and laundry                                                       5,211
Consulting fees                                                            2,850
Collection fees                                                            5,575
Computer and website costs                                                 5,825
Contributions and gifts                                                    6,213
Dues, subscriptions and professional memberships                           1,165
Insurance                                                                 58,640
Miscellaneous expenses                                                     2,411
Office expense and supplies                                               23,763
Postage and delivery                                                       7,099
Repairs and maintenance                                                      695
Service charges                                                            1,184
Telephone                                                                 29,010
Temporary help                                                               247
Travel and patient transportation                                         40,097
                                                                      ----------

Total Operating Expenses                                              $1,255,015
                                                                      ==========

                 See accompanying notes to financial statements.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                                FINANCIAL REPORT
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1998
                                    (REVISED)

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          INDEX TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998
                                    (REVISED)

                                                                          Page
                                                                          ----

Independent Auditors' Report                                             24 - 25

Balance Sheet                                                            26 - 27

Statement of Income                                                        28

Statement of Stockholders' Equity                                          29

Statement of Cash Flows                                                    30

Notes to Financial Statements                                            31 - 40

Schedule I - Operating Expenses                                            41

                          KURCIAS, JAFFE, & COMPANY LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Isotope Solutions, Inc.
Garden City, New York

                          Independent Auditors' Report

We have audited the accompanying balance sheet of Isotope Solutions Inc. (formerly Molecular Radiation Management, Inc.) as of December 31, 1998 and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Isotope Solutions, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As further discussed in the notes to financial statements, certain changes in information resulting in a misstatement of previously reported balance sheet accounts as of December 31, 1998 were discovered by the management of the Company subsequent to the issuance of our review report dated February 18, 1999 regarding the Company's financial statements for the thirteen month period December 1, 1997 (inception of operations) thru December 31, 1998. Accordingly, the accompanying financial statements as of December 31, 1998, and for the year then ended, have been restated to reflect the changes.

Board of Directors
Isotope Solutions, Inc.
Garden City, New York
Page 2


                    Independent Auditors' Report (Continued)

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in Schedule 1 on page 41 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements.


Great Neck, New York
October 30, 2000


                                               /s/ Kurcias, Jaffe & Company LLP
                                               Kurcias, Jaffe & Company LLP
                                               Certified Public Accountants

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                                  BALANCE SHEET
                                DECEMBER 31, 1998
                                    (REVISED)

                                     ASSETS

Current Assets:
  Cash                                                   $   5,638
  Unexpired insurance                                        5,866
  Prepaid income taxes                                       6,576
  Management fee due from
    Stanley E. Order, M.D., P.C                            491,605
                                                         ---------

Total Current Assets                                                   $ 509,685

Property and Equipment (at cost):
  Furniture and fixtures                                    12,685
  Computer equipment                                        24,277
  Telephone equipment                                       19,169
                                                         ---------
                                                            56,131
  Less: accumulated depreciation                            (1,955)
                                                         ---------

Total Property and Equipment - net                                        14,176

Other Assets:
  Patents                                                                  1,776
                                                                       ---------

Total Assets                                                           $ 525,637
                                                                       =========

                 See accompanying notes to financial statements.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                                  BALANCE SHEET
                                DECEMBER 31, 1998
                                    (REVISED)
                                   (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                       $ 105,152
  Accrued expenses                                           1,023
                                                         ---------

Total Current Liabilities                                             $ 106,175

Stockholders' Equity:
  Common Stock, $.01 par value;
     200,000 authorized; 1,000
     shares issued and outstanding                              10
  Additional paid-in-capital                               399,995
  Retained earnings                                         59,462
                                                         ---------
                                                           459,467
  Less: stock subscription receivable                      (40,005)
                                                         ---------

Total Stockholders' Equity                                              419,462
                                                                      ---------

    Total Liabilities and Stockholders' Equity                        $ 525,637
                                                                      =========

                 See accompanying notes to financial statements.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                    (REVISED)

Management Fees                                                         $974,810

Operating expenses (Schedule I)                                          877,688
                                                                        --------

Operating Income                                                          97,122

Other income:
  Interest                                                $  2,255
  Miscellaneous                                             31,828
                                                          --------

Total other income                                                        34,083
                                                                        --------

Income before provision for depreciation
  and amortization and income taxes                                      131,205

Provision for depreciation and
  amortization                                                            41,955
                                                                        --------

Income before provision for federal
  and state income taxes                                                  89,250

Provision for federal and state
  income taxes                                                            27,555
                                                                        --------

Net Income                                                              $ 61,695
                                                                        ========

                 See accompanying notes to financial statements.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                    (REVISED)

                                           Additional    Retained
                             Common         Paid-in      Earnings
                              Stock         Capital      (Deficit)      Total
                            ---------      ---------     ---------    ---------

Beginning of year           $      10      $ 399,995     $  (2,233)   $ 397,772

Net income - for the
  year ended
  December 31, 1998                --             --        61,695       61,695
                            ---------      ---------     ---------    ---------

Subtotal                    $      10      $ 399,995     $  59,462      459,467
                            ---------      ---------     ---------    ---------

Less: stock subscription
       receivable                                                       (40,000)
                                                                      ---------

End of Year                                                           $ 419,462
                                                                      =========

                 See accompanying notes to financial statements.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                    (REVISED)

Cash flows provided (used) by operating activities:

  Net Income                                                          $  61,695
                                                                      ---------

  Adjustments to reconcile net income to net cash
    provided (used) by operating activities:
      Depreciation and amortization                                      41,955
  Changes in assets and liabilities:
  (Increase) decrease in:
      Management fee due from
       Stanley E. Order, M.D., P.C                                     (435,451)
      Prepaid expenses                                                   (5,866)
      Prepaid income taxes                                               (6,576)
   Increase (decrease) in:
      Accounts payable                                                  105,152
      Accrued expenses                                                    1,023
                                                                      ---------

    Total adjustments                                                  (299,763)
                                                                      ---------

  Net cash (used) by operating activities                              (238,068)
                                                                      ---------

Cash flows (used) by investing activities:

  Cash payments for the purchase of
    property and equipment                                              (56,131)
  Cash payments for patent applications and
    patent assignments                                                   (1,776)
                                                                      ---------

  Net cash (used) by investing activities                               (57,907)
                                                                      ---------

Cash flows provided by financing activities:

  Proceeds from issuance of common stock                                160,000
                                                                      ---------

  Net cash provided by financing activities                             160,000
                                                                      ---------

Net decrease in cash and equivalents                                   (135,975)

Cash and equivalents, beginning of year                                 141,613
                                                                      ---------

Cash and equivalents, end of year                                     $   5,638
                                                                      =========
  Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Income Taxes                                                      $  34,131

                 See accompanying notes to financial statements.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                    (REVISED)

Significant accounting policies and other matters

The following significant accounting policies and other matters are set forth to facilitate the understanding of data presented in the financial statements.

Organization and nature of operations

Isotope Solutions, Inc., (formerly Molecular Radiation Management, Inc.), (hereafter referred to as the "Company") was incorporated in New York State on January 28, 1997. On September 13, 2000, the Company was acquired by EDG Capital, Inc. (hereafter referred to as "EDG") (reference is made to the note regarding subsequent event - private placement/merger and subsequent name change).

The acquisition was effected pursuant to an Agreement and Plan of Merger (the "Agreement"), dated September 8, 2000, by and among the EDG, MRM Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of EDG ("Merger Sub"), and the Company. On September 13, 2000, Merger Sub was merged with and into the Company, with the Company being the surviving corporation, and the Company became a wholly owned subsidiary of EDG.

Pursuant to the Agreement, all of the Company's outstanding common stock, excluding its treasury stock which was cancelled, was converted into the right to receive an aggregate of 7,440,005 shares of EDG's common stock. Simultaneously with the closing of the Acquisition, EDG effected (a) a 2.57315 for one stock split in the form of a stock dividend payable to shareholders of record on August 23, 2000 (with all fractional shares being rounded up), and (b) raised gross proceeds of $2,100,000 from a private placement (the "Private Placement") to accredited investors, of 2,603,845 shares of common stock at a price of $.8065 per share.

The merger was accounted for as a reverse acquisition in a manner similar to a pooling of interests.

From the time of its incorporation through December 1, 1997, the Company had no operations. There was a nominal loss of $2,233 for 1997. The Company commenced operations in December 1997 when it entered into a management agreement with its initial client, Stanley E. Order, M.D., P.C. d/b/a Center for Molecular Medicine (hereafter referred to as the "P.C."). All of the Company's revenues for the year ended December 31, 1998 came solely from the P.C. The P.C. is a medical research practice that also evaluates and treats cancer patients.

The Company is a biopharmaceutical company engaged in research, development and testing of nuclear pharmaceuticals for therapeutic use in the treatment of various cancers. The Company's research and development is conducted by clinicians that have entered into long term contracts with the Company.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                    (REVISED)

Significant accounting policies and other matters (Continued)

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all investment instruments with a maturity of three months or less to be cash equivalents.

Concentration of credit risk

For the year ended December 31, 1998, the P.C. accounted for all of the Company's revenues. In addition, it accounted for all of the Company's accounts receivable as of December 31, 1998. Until December 31, 1998, the P.C. had been the Company's sole client. (reference is made to the notes regarding the subsequent events - management agreement - Mitchell E. Levine, M.D., P.C. and management agreement - New York Medical Oncology P.C.).

Cash accounts at one high quality bank may at times exceed federally insured limits of $100,000. The Company has not incurred any losses on these accounts. Management believes it is not exposed to any significant credit risk regarding these accounts.

Property and equipment - at cost

Depreciation of property and equipment is provided for over the estimated useful lives of the related assets (5 to 7 years). Depreciation is computed by using either the straight line or modified accelerated cost recovery system (MACRS) methods. Depreciation is computed on the same basis for both financial statement and income tax purposes. Under provisions of Section 179 of the Internal Revenue Code, taxpayers can elect to expense (with certain limitations for loss years, etc.) up to $20,000 annually of depreciable business property acquired each year. The amount of depreciable business property taxpayers' can expense in the year of purchase under Section 179 will gradually increase from the current $20,000 to $25,000 by the year 2003. Depreciation expense for the year ended December 31, 1998 was $ 41,955. The Company elected to utilize the maximum expense allowable pursuant to Section 179 for the 12 months ended December 31, 1998. The depreciation methods and estimated useful lives that are used by the Company are different than those prescribed under generally accepted accounting principles. This variance caused by using MACRS and Section 179 is not considered to be material.

Maintenance and repairs are charged to operations when incurred. When property and equipment are sold or otherwise disposed of, the asset and the related accumulated depreciation account are relieved, and any gain or loss is included in operations.

                            ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                    (REVISED)

Significant accounting policies and other matters (Continued)

Patent amortization

Legal fees incurred in connection with establishing and filing patents as well as legal fees incurred in reregistering patents assigned to the Company are being amortized on the straight line method over their remaining lives starting January 1, 1999, ranging from 9 to 19 years. Amortization expense for the year ended December 31, 1998 was $0.

Long-lived assets

In March 1995, the FASB issued Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. The statement also addresses the accounting for long-lived assets that are expected to be disposed of. The Company adopted statement No. 121 as of January 1, 1998 in connection with these revised statements; its adoption has had no effect on the financial statements.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires the Company to disclose the estimated fair values of its financial instruments. Fair values generally represent estimates of amounts at which a financial instrument could be exchanged between willing parties in a current transaction other than in forced liquidation. The carrying amount of receivables and payables approximates fair value.

Fair value estimates are subjective and are dependent on a number of significant assumptions based on management's judgment regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. In addition, FAS 107 allows a wide range of valuation techniques, therefore, comparisons between entities, however similar may be difficult.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                    (REVISED)

Income taxes

The components of the provision for Federal and State income taxes for the year ended December 31, 1998, is as follows:

            Federal income tax                  $ 18,957
            State income tax                       8,598
                                                --------

            Total                               $ 27,555
                                                ========

Marketing and business promotion

The Company's policy is to expense marketing and business promotion as incurred. Marketing and business promotion expense for the year ended December 31, 1998 was $30,097.

Significant accounting policies and other matters (Continued)

Allowance for doubtful accounts

The Company's management does not believe that it is necessary to record an allowance for doubtful accounts since the Company has historically collected all of its accounts receivable from the P.C. and has a security interest in the P.C.'s accounts receivable.

Restated balance sheet as of December 31, 1998

The Company's management has restated its balance sheet in the accompanying revised December 31, 1998 financial statements from its previously issued reviewed financial statements dated February 18, 1999 for the thirteen-month period December 1, 1997 (inception of operations) thru December 31, 1998. The restatement for the year ended December 31, 1998 was due to the following items:

Capitalization of certain legal fees
    relating to patent applications and
    Patent assignments, net of amortization     $   1,776
  Increase in accounts payable                     (1,776)
                                                ---------

Net increase to net income for the period       $      --
                                                ---------

Management agreement - Stanley E. Order, M.D., P.C.

On December 1, 1997, the Company entered into an exclusive, full service, thirty-year management agreement (the "agreement") with the P.C., expiring on November 30, 2027. The agreement provides for a fee, to be paid to the Company on a weekly basis, (including arrears). The amount of the fee is equal to the Company's cost to provide the services described below. In addition, the agreement also provides for a monthly fee which is subject to adjustment January 1,

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                    (REVISED)

of each year and such adjustment shall be agreed upon mutually, each year, by the Company and the P.C.. If an understanding cannot be reached on a new monthly fee, then the fee shall be increased by the greater of 20% or the cost of living adjustment as determined by the U.S. Labor Department. For 1998, the management fee was $974,810.

The services the Company is to provide in exchange include, but are not limited to, treatment and laboratory space, furnishings and equipment, medical supplies and medicines, clerical non-medical services and staff, managerial and administrative services, consulting, and billing and collection. In addition, the Company also licenses to the P.C. several patents for treating solid tumor cancer.

Pursuant to the agreement, the Company maintains a security interest in all of the P.C.'s accounts receivable for the full and timely payments of all amounts owed to the Company by the P.C. As of December 31, 1998, the management fee due under the agreement totaled $491,605.

Management agreement - Stanley E. Order, M.D., P.C. (continued)

Either party due to non-compliance of the terms may terminate the contract under the agreement. However, the agreement contains certain non-competition and restrictive covenants against the P.C. if the agreement is terminated, regardless of any reason.

The agreement also allows the Company to purchase the P.C. for $100 should it ever become lawful for the Company to acquire and operate the medical practice of the P.C.

Working capital advances to the P.C., as outlined in the agreement bear interest at a rate of 8.5 percent and have no specific due date. There were no working capital advances at or for the year ended December 31, 1998.

Key man life insurance

The Company is the owner and beneficiary of a $2,000,000 face value term life insurance policy on Dr. Stanley E. Order.

Stanley E. Order, M.D. - physician's employment contract with Stanley E. Order, M.D., P.C.

On January 1, 1998, the P.C. entered into a three year employment agreement, expiring on December 31, 2000, with its sole stockholder and president, Stanley
E. Order, M.D. This agreement was amended and modified on January 1, 2000 and expires on December 31, 2003.

The original agreement provided for an annual salary of $300,000 to be paid to Dr. Order. Subsequently, beginning January 1, 2000, the agreement was modified to an annual salary of $180,000 based on a three-day workweek. Dr. Order had been working 4 days a week through

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                                    (REVISED)

December 31, 1999. In addition, Dr. Order received a $100,000 signing bonus. Moreover, per the agreement, the P.C. is to maintain for the benefit of Dr. Order, medical malpractice insurance coverage under primary and excess policies with respect to all patients seen on behalf of the practice, with coverage of at least $1 million per event and $3 million in the aggregate. Present coverage is $5 million per event and $7 million in the aggregate. Other compensation that the P.C. is to provide to Dr. Order, under the agreement, includes various employee benefits.

In exchange for the above compensation package, Dr. Order is to practice medicine and conduct research in the field of oncological radiology and to care for and treat patients of the practice. Dr. Order is to work on a full time basis of three days per week per the amended agreement.

The agreement also contains certain covenants for Dr. Order not to compete for a period of one year to be applied after either the expiration or termination of the agreement. In addition, either party, prior to its expiration, for reasonable cause such as the loss of the physician's license may terminate this contract with Dr. Order.

Subsequent event - Wayne S. Court, M.D. - physician's employment contract with Stanley E. Order, M.D., P.C.

On July 15, 1998, the P.C. entered into a one-year employment agreement, which expired on July 14, 1999, with Wayne S. Court, M.D. This agreement has similar terms to Dr. Order's employment agreement with the P.C. (reference is made to the note regarding Physician's employment contract with the P.C.). However, this agreement provides for an annual salary of $250,000 to be paid to Dr. Court. In addition, the agreement provides for an annual bonus of up to $150,000 to be paid to Dr. Court. Such bonus is to be determined annually by the Board of Directors. Furthermore, Dr. Court is to be employed on a full time basis of five days per week. Present malpractice insurance coverage on Dr. Court is $1 million per event and $3 million in the aggregate. This contract is currently on a month to month basis and has yet to be formally renewed.

Stock subscription receivable and subsequent events

The stock subscription receivable of $40,005 as of December 31, 1998, includes receivables from various stockholders. These receivables were due in full to the Company by July 1, 1999. All stock certificates had been issued to their respective shareholders as of December 31, 1998.

Subsequently, $5 of the above receivable was collected on December 31, 1999 and an additional $20,000 was received on August 24, 2000. In addition, on September 1, 1999, the Company paid $30,000 and forgave a $10,000 stock subscription receivable from a former shareholder in exchange for 50 shares of the Company's own common stock. Moreover, on June 27, 2000, the Company forgave the remaining $10,000 stock subscription receivable from the same former shareholder in exchange for an additional 50 shares of the Company's own common stock.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Patents

The Company presently has three patents registered to it; "Radioactive Cisplatin in the Treatment of Cancer", patent number 6074626; "Modification of Solid Tumors by Macroaggregated Albumin to Increase Radioactive Receptor Ligans For Tumor Dose", patent number 5424288; and "Method and Compositions for delivering Cytotoxic Agents to Cancer", patent number 5538726. The Company leases the use of these patents to Stanley E. Order M.D., P.C. (reference is made to the note regarding the management agreement with Stanley E. Order, M.D., P.C.) and New York Medical Oncology, P.C. (reference is made to the note regarding subsequent event - management agreement with New York Medical Oncology, P.C.) by way of the monthly fees. The Company is also presently leasing these patents to Mitchell E. Levine, M.D., P.C. on a month to month basis. The former patent became effective on 6-13-00. The latter two patents were obtained by assignment from Stanley E. Order, M.D. during 1998 and 2000.

Subsequent event - office lease

On August 1, 2000, the Company entered into a 32 month lease for the premises it had been renting on a month to month basis. The lease commenced September 1, 2000 and will expire on April 30, 2003. The lease calls for an annual rental fee of $56,100 due in monthly installments of $4,675. Rent expense for the year ended December 31, 1998 was $45,192. Future minimum rental payments for the next five years, as of December 31, 1998 and in the aggregate are as follows:

            Year ending
            December 31,                   Amount
            ------------                   ------
               1999                       $     --
               2000                         18,700
               2001                         56,100
               2002                         56,100
               2003                         18,700
                                          --------

               Total                      $149,600
                                          ========

Year 2000 date problem

Many computerized systems use only two digits to record the years in date fields (for example, the year 1999 is recorded as 99), such systems may not be able to process dates accurately in the year 2000 and thereafter. The effect of this problem may vary from system to system and may adversely affect an entity's operations as well as its ability to prepare financial statements.

The Company cannot presently determine the effect, if any, of the above Year 2000 problem on their computer systems, applications and operations. However, the Company believes that it has prepared adequately to minimize any such effects.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Subsequent event-management agreement - Mitchell E. Levine M.D., P.C.

On January 1, 2000, the Company entered into an exclusive, full service, thirty year management agreement (the "agreement") with Mitchell E. Levine, M.D., P.C. d/b/a Center for Neuro-Oncology (hereafter referred to as the "MEL P.C."). MEL P.C. specializes in Neuro-Surgery and Neuro-Oncology. The agreement provides for a weekly fee to be paid to the Company. The amount of the fee is equal to the Company's cost to provide the services described below. In addition, the agreement also provides for a monthly fee. This fee is subject to adjustment January 1, of each year under the agreement and such adjustment shall be agreed upon mutually, each year, by the Company and MEL P.C. If an understanding cannot be reached on a new monthly fee, then the fee shall be adjusted by the following two factors: (a) the cost of living adjustment as determined by the U.S. Labor Department and (b) the Company's reasonable evaluation as to the costs associated with any increase in time, effort, manpower, supplies, etc. required to be provided to MEL P.C. by the Company. For 2000, the initial monthly fee has been set at $1,500 per month.

Subsequent event-management agreement - Mitchell E. Levine M.D., P.C.
(continued)

The services the Company is to provide in exchange include, but are not limited to, treatment and laboratory space and furnishing, medical equipment and supplies, medicines, office supplies, clerical non-medical services and personnel, managerial and administrative services, consulting services, billing and collection services. In addition, the Company also grants and licenses to MEL P.C., use of its trade name and logo as well as the right to use several patents for treating solid tumor cancer.

The agreement also outlines terms for any working capital advances made to MEL P.C..

Pursuant to the agreement, the Company maintains a security interest in all of MEL P.C.'s accounts receivable for the full and timely payments of all amounts owed to the Company by MEL P.C..

The agreement may be terminated by either party due to non-compliance of the terms under the agreement. However, the agreement contains certain non-competition and restrictive covenants against MEL P.C. if this agreement is terminated, regardless of reason.

The agreement also allows the Company to purchase 50% of MEL P.C. for $100 should it ever become lawful for the Company to acquire and operate the medical practice of MEL P.C.

Presently, Mitchell E. Levine, M.D. does not have a written employment contract with MEL, P.C., devotes only part time employment with MEL P.C., and is required to maintain his own malpractice insurance. Operations of MEL P.C. commenced January 1, 2000.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Subsequent event - management agreement - New York Medical Oncology P.C.

The Company entered into a thirty year full-service management agreement with New York Medical Oncology, P.C. d/b/a Center for Medical Oncology ("NYM") effective September 1, 2000. The management fee terms of the agreement are substantially the same as the terms of the management agreements with MEL P.C. and P.C. (reference is made to the notes regarding the management agreements with MEL P.C. and P.C.). The initial monthly fee effective September 1, 2000 has not yet been established.

The agreement also allows the Company to purchase 95% of this P.C. for $100 should it ever become lawful for the Company to acquire and operate a medical practice.

The agreement also outlines terms for any working capital advances made to NYM.

Subsequent event - management agreement - New York Medical Oncology P.C. (Continued)

Pursuant to this agreement, NYM has agreed to employ Dr. Ira Braunschweig for the period September 1, 2000 to August 31, 2002, unless sooner terminated by either party as further stipulated in the agreement. Dr. Braunschweig shall receive an annual base salary of $150,000. In addition, Dr. Braunschweig shall receive an annual productivity bonus based on a stipulated formula, which will be capped at $75,000 and $150,000 for the first and second employment years, respectively. Certain other fringe benefits for Dr. Braunschweig are obligated under the agreement.

Subsequent event - private placement/merger and subsequent name change

As further described in the first note entitled Organization and Nature of Operations, in September 2000, the Company, through a private placement agent, was acquired by EDG Capital, Inc. ("EDG"), a publicly held shell company. EDG subsequently completed the sale of 2,603,844 (post-split) shares of its common stock at a per share price of $.8065, realizing net proceeds of $1,902,731. EDG also issued 104,000 shares of its common stock to two finders of the acquisition which shares were valued in the aggregate at $83,876.

On September 13, 2000, Molecular Radiation Management, Inc. changed its name to Isotope Solutions, Inc. ("ISI"). In addition, ISI adopted an employee stock option plan for 1,247,983 shares, pending stockholder approval.

Subsequent event - employment agreement - executives

On September 8, 2000, as a condition of the acquisition of the Company by EDG (reference is made to the note regarding Subsequent event - private placement/merger and subsequent name change), EDG entered into employment agreements with the chief executive officer and chief operating officer of the Company.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

Chief Executive Officer/President

Effective September 8, 2000, EDG entered into a three year employment contract, expiring on September 7, 2003, with the Company's chief executive officer and president, Jack Schwartzberg.

The agreement provides for an annual base salary of $200,000 to be paid to Mr. Schwartzberg. This base salary shall be reviewed no less frequently than annually for purposes of making reasonable increases, but not less than 5% annually, at the discretion of the Board of Directors. He is also eligible for an annual cash bonus based on performance. Furthermore, per the agreement, he is entitled to receive 175,000 stock options at a price per share of $.8065, subject to the approval of the Company's 2000 Long term Incentive Plan by the shareholders. In addition, EDG is to reimburse him or pay for all reasonable and necessary business and promotion expenses incurred during the term of performance.

Subsequent event - employment agreement - executives (Continued)

Chief Executive Officer/President (Continued)

In return for the above, Mr. Schwartzberg is to act as chief executive officer and president of EDG until September 7, 2003.

Chief Operating Officer/Vice President

Effective September 8, 2000, EDG entered into a three year employment contract, expiring on September 7, 2003, with the Company's chief operating officer and vice president, Shraga D. Aranoff.

The agreement provides for an annual base salary of $125,000 to be paid to Mr. Aranoff. This base salary shall be reviewed no less frequently than annually for purposes of making reasonable increases, but not less than 5% annually, at the discretion of the Chief Executive Officer. He is also eligible for an annual cash bonus based on performance. Furthermore, per the agreement, he is entitled to receive 100,000 stock options at a price per share of $.8065, subject to the approval of the Company's 2000 Long term Incentive Plan by the shareholders. In addition, EDG is to reimburse him or pay for all reasonable and necessary business and promotion expenses incurred during the term of performance.

In return for the above, Mr. Aranoff is to act as chief operating officer, vice president and secretary of EDG until September 7, 2003.

                             ISOTOPE SOLUTIONS, INC.
                 (formerly Molecular Radiation Management, Inc.)
                         SCHEDULE 1 - OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                    (REVISED)

Medical supplies, medical equipment
  rental and medicines                                                  $273,084
Chief Executive Officer's salary                                         200,000
Chief Operating Officer's salary                                          33,333
Other salaries                                                            89,726
Payroll taxes                                                             18,890
Rent                                                                      45,192
Office equipment and furniture rental                                      5,135
Professional fees                                                         31,126
Marketing and business promotion                                          30,097
Cleaning and laundry                                                       4,549
Consulting fees                                                              750
Computer and website costs                                                16,553
Contributions and gifts                                                      898
Dues, subscriptions and professional memberships                           3,750
Insurance                                                                 41,062
Miscellaneous expenses                                                     5,453
Office expense and supplies                                               17,362
Postage and delivery                                                       6,151
Repairs and maintenance                                                    2,526
Service charges                                                              911
Telephone                                                                 20,730
Temporary help                                                             2,325
Travel and patient transportation                                         28,085
                                                                        --------

Total Operating Expenses                                                $877,688
                                                                        ========

                 See accompanying notes to financial statements.

                               EDG CAPITAL, INC.
                INTRODUCTION TO CONDENSED CONSOLIDATED PROFORMA
                              FINANCIAL STATEMENTS
                                  (Unaudited)

The following unaudited proforma financial statements have been prepared based upon certain proforma adjustments to the historical financial statements of EDG Capital, Inc. (the "Company"). These proforma financial statements should be read in conjunction with the notes thereto and with the Company's historical financial statements included with its annual report on Form 10-KSB.

The accompanying financial statements have been prepared as if the transactions below had been consummated as of the beginning of the earliest period presented (January 1, 1999)

On September 13, 2000, the Company acquired Isotope Solutions, Inc. (ISI), formerly known as Molecular Radiation Management, Inc. Pursuant to an Agreement and Plan of Merger (the "Agreement"), dated September 8, 2000, by and among the Company, MRM Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and ISI. On September 13, 2000, Merger Sub was merged with and into ISI, with ISI being the surviving corporation, and ISI became a wholly-owned subsidiary of the Company.

Pursuant to the Agreement, all of ISI's outstanding common stock, excluding its treasury stock which was cancelled, was converted into the right to receive an aggregate of 7,440,005 shares of the Company's common stock.

Simultaneously with the closing of this acquisition, the Company (a) effected a
2.57315 for one stock split in the form of a stock dividend payable to shareholders of record on August 23, 2000 (with all fractional shares being rounded up), and (b) raised gross proceeds of $2,100,000 from a private placement of 2,603,844 shares of its common stock to accredited investors.

                                EDG CAPITAL, INC.
                  CONDENSED CONSOLIDATED PROFORMA BALANCE SHEET
                                  JUNE 30, 2000
                                   (Unaudited)

                                                    Historical
                                                    ----------                         Proforma
                                                EDG          Isotope                  Adjustments
                                              Capital,      Solutions,                -----------               Consolidated
                                                Inc.           Inc.            Debit               Credit         Proforma
                                              --------      ----------         -----               ------       ------------
                                                     - ASSETS -

Current Assets:
 Cash                                        $  13,474      $  69,244      $1,902,731 (c)                        $ 1,985,449
 Management fee receivable                          --        401,163                                                401,163
 Prepaid expenses and other                         --         27,906                                                 27,906
                                             ---------      ---------                                            -----------
Total Current Assets                            13,474        498,313                                              2,414,518

Property and equipment - net                        --         19,829                                                 19,829

Investment in subsidiary                            --             --         350,530 (b)        350,530 (d)              --

Other assets                                        --         14,492                                                 14,492
                                             ---------      ---------                                            -----------

                                             $  13,474      $ 532,634                                            $ 2,448,839
                                             =========      =========                                            ===========

                                        - LIABILITIES AND SHAREHOLDERS' EQUITY -

Current Liabilities:
 Accounts payable and accrued expenses       $   7,658      $ 155,549                                            $   163,207
 Loans payable - shareholders                       --        129,475                                                129,475
                                             ---------      ---------                                            -----------
Total Current Liabilities                        7,658        285,024                                                292,682
                                             ---------      ---------                                            -----------

Shareholders' equity:
 Common stock                                      243             10              10 (d)            381 (a)          10,668
                                                                                                   7,440 (b)
                                                                                                   2,604 (c)

 Additional paid-in capital                     82,610        350,520             381 (a)        343,090 (b)       2,325,446
                                                                              350,520 (d)      1,900,127 (c)
 Accumulated deficit                           (77,037)      (102,920)                                              (179,957)
                                             ---------      ---------                                            -----------
                                                 5,816        247,610                                              2,156,157
                                             ---------      ---------                                            -----------

                                             $  13,474      $ 532,634                                            $ 2,448,839
                                             =========      =========                                            ===========

                                EDG CAPITAL, INC.
            CONDENSED CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (Unaudited)

                                       Proforma
                                       --------                    Proforma
                                  EDG          Isotope            Adjustments
                                Capital,      Solutions,          -----------        Consolidated
                                  Inc.           Inc.          Debit       Credit      Proforma
                                --------      ----------       -----       ------    ------------
REVENUES:
 Management fee income         $      --      $ 440,687                              $   440,687
                               ---------      ---------                              -----------

COSTS AND EXPENSES:
 Medical supplies                     --        244,750                                  244,750
 Marketing costs                      --         42,853                                   42,853
 General and administrative        9,726        353,582                                  363,308
 Interest and other income            --         (2,271)                                  (2,271)
                               ---------      ---------                              -----------

                                   9,726        638,914                                  648,640
                               ---------      ---------                              -----------

(LOSS) BEFORE TAXES               (9,726)      (198,227)                                (207,953)

 Provision for income taxes           --             --                                       --
                               ---------      ---------                              -----------

NET (LOSS)                     $  (9,726)     $(198,227)                             $  (207,953)
                               =========      =========                              ===========

EARNINGS (LOSS) PER
 COMMON SHARE:
  Basic and fully diluted                                                            $      (.03)
                                                                                     ===========

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                                                           7,935,337
                                                                                     ===========

                                EDG CAPITAL, INC.
            CONDENSED CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (Unaudited)

                                       Proforma
                                       --------                    Proforma
                                  EDG          Isotope            Adjustments
                                Capital,      Solutions,          -----------        Consolidated
                                  Inc.           Inc.          Debit       Credit      Proforma
                                --------      ----------       -----       ------    ------------
REVENUES:
 Management fee income         $      --     $1,297,766                              $ 1,297,766
                               ---------      ---------                              -----------

COSTS AND EXPENSES:
 Medical supplies                     --        497,599                                  497,599
 Marketing costs                      --         79,703                                   79,703
 General and administrative       17,739        694,169                                  711,908
 Interest and other income            --        (19,646)                                 (19,646)
                               ---------      ---------                              -----------

                                  17,739      1,251,825                                1,269,564
                               ---------      ---------                              -----------

INCOME (LOSS) BEFORE TAXES       (17,739)        45,941                                   28,202

 Provision for income taxes           --         10,096                                   10,096
                               ---------      ---------                              -----------

NET INCOME (LOSS)              $ (17,739)    $   35,845                              $    18,106
                               =========      =========                              ===========

EARNINGS (LOSS) PER
 COMMON SHARE:
  Basic and fully diluted                                                            $        --
                                                                                     ===========

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                                                           7,858,142
                                                                                     ===========

                                EDG CAPITAL, INC.
          NOTES TO CONDENSED CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(a) On September 13, 2000, EDG Capital, Inc. ("EDG") effected a 2.57315 for one stock split in the form of a stock dividend. As a result, EDG had 623,989 shares outstanding with a par value of $.001.

(b) Simultaneously with the above transaction, EDG, through a newly-formed, wholly owned subsidiary acquired all of the outstanding common stock of Isotope Solutions, Inc., ("ISI") in exchange for 7,440,005 shares of EDG common stock. This acquisition was accounted for as a reverse acquisition and treated in a manner similar to a pooling of interests. As a result of this merger, EDG changed its fiscal year end to December 31, the year end of ISI, the accounting acquiror.

(C) On September 13, 2000, EDG sold 2,603,844 of its common shares in a private placement to accredited investors. The per share price was $.8065 and EDG realized net proceeds of $1,902,731.

(d)   This adjustment eliminates EDG's investment in ISI.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDG Capital, Inc.


                                       By: /s/ Jack Schwartzberg
                                           -------------------------------------
                                           Jack Schwartzberg, President

Date: November 27, 2000